UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2015

Date of reporting period:	January 1, 2015 – June 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|15

Semiannual report

Putnam VT
International Value Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

Looking back on the first half of 2015, we can highlight some transitions in the financial markets. The U.S. economy has rallied from a brief dip during the first quarter, and bond yields have risen on a sustained basis in recent months. Firmer data on employment growth, wage gains, and consumer prices underscore this progress.

The Federal Reserve is monitoring these and other indicators as it considers raising interest rates, an action it has not taken since 2006. Higher interest rates can pose a risk to fixed-income investments, while also having a less direct impact on stocks by adding to business financing costs, among other effects.

Through mid-2015, U.S. stock market averages have continued near record-high levels. Although gains have been modest this year, the U.S. market has been more placid than China’s market, in which a dizzying advance gave way to a sharp pullback in June, and European markets that were caught up in Greece’s debt crisis. Global market conditions, we believe, call for a well-crafted and flexible strategy.

With the possibility that markets could move in different directions from here, it might be a prudent time to consult your financial advisor and determine whether any adjustments or additions to your portfolio are warranted.

In the following pages, your portfolio managers provide a perspective for your consideration. Putnam’s disciplined fundamental research promotes a culture of thinking proactively about risks. We share with Putnam’s managers a deep conviction that an active, research-driven approach can play a valuable role in your portfolio.

As always, thank you for investing with Putnam. We would also like to extend our thanks to Charles Curtis, who has retired from the Board of Trustees, for his many years of dedicated service.

Performance summary (as of 6/30/15)

Investment objective
Capital growth with current income as its secondary objective

Net asset value June 30, 2015

Class IA: $10.48	Class IB: $10.38

Total return at net asset value

			MSCI EAFE Value
(as of 6/30/15)	Class IA shares*	Class IB shares†	Index (ND)

6 months	6.53%	6.41%	4.11%

1 year	–5.66	-5.88	–7.09

5 years	59.40	57.54	53.36
Annualized	9.77	9.52	8.93

10 years	45.91	42.35	53.43
Annualized	3.85	3.59	4.37

Life	177.20	166.40	178.71
Annualized	5.67	5.44	5.72

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: January 2, 1997.

† Class inception date: April 6, 1998.

The MSCI EAFE Value Index (ND) is an unmanaged index that measures the performance of equity securities representing the value style in countries within Europe, Australasia, and the Far East.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

Putnam VT International Value Fund 1

Report from your fund’s managers

How would you describe the investment environment for international value stocks during the six-month reporting period ended June 30, 2015?

In contrast with the previous semiannual period, the first six months of 2015 presented a much brighter, albeit still volatile, picture for international value stocks, with the MSCI EAFE Value Index [ND] turning into positive territory and gaining 4.11%. The change in direction was partially the result of the ongoing divergence in central bank monetary policies. In the United States, the Federal Reserve became progressively more resolute in its guidance regarding the likelihood of future hikes in short-term interest rates. Meanwhile, in the eurozone, Japan, and China, central banks were pursuing more accommodative monetary policies in efforts to stimulate those regional economies. Rising-interest-rate scenarios often lead to equity market volatility, while falling-rate scenarios associated with monetary easing can often signal gains for equities. For the most part, this describes what occurred during the first half of 2015. Share prices for U.S. value stocks lost momentum, inching mostly sideways for the period, while international value stocks posted mid-single-digit gains. Toward period-end, however, most global equity markets reacted negatively to the stubborn debt crisis in Greece. Style-wise during the six-month period, investors still tended to favor growth over value.

The fund outperformed its international value benchmark. What led to this result?

Although sector allocation was positive during the period, security selection made the most meaningful contribution to the fund’s relative outperformance. Nowhere was this truer than in the financials sector, where stock picking accounted for the vast majority of the fund’s outperformance versus the benchmark. Security selection in the industrials, consumer staples, and consumer discretionary sectors also was beneficial to the fund’s relative performance. The fund was less successful in its stock picking in the energy and information technology sectors. Country-wise, the strongest relative results were from France, the Netherlands, Spain, and Hong Kong, and the weakest results were from Japan and Canada.

The fund’s two biggest individual contributors were both from the financials sector. Most significant was the fund’s large, overweight holding in a Dutch multinational banking and financial services firm that benefited from a restructuring and stockholder return-of-capital thesis. The fund also received a strong contribution from an out-of-benchmark holding in a Hong Kong-based property development company, which performed very well during the period.

By contrast, the fund was held back by an overweight position in a Japanese technology company whose stock lost value due to an accounting scandal, as well as by not holding a position in a Japanese financial company that prospered during the period.

What is your outlook for international value stocks for the remainder of the year?

Looking ahead, we believe that Europe may continue to surprise to the upside, both economically and in terms of equity market performance, although the Greek debt crisis will likely roil those waters in the short term. Japanese stocks may also continue to benefit from a heightened focus on corporate governance and other government stimulus-related measures. Given the strength of the U.S. dollar versus the euro and the yen, we think export-driven, industrial companies in the eurozone and Japan could do pretty well in the coming months. Additionally, we believe the energy sector may be ready to bounce back from its recent lows. Unfortunately, with regard to other developed and emerging markets, we think it’s likely that they may have to contend with more volatile and difficult economic conditions ahead.

Despite this generally positive outlook for Europe and Japan, we do not believe any outperformance by stocks in these markets is likely to occur in a straight line. In addition, while we have seen what we believe are attractive opportunities flourish among European stocks, the market rally has been swift, making a cumulative 30% jump since the October 2014 trough. Hence, in the near term, some parts of the market may retreat, even though we expect that continued economic healing may provide a favorable setting for international value stocks.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. These risks are generally greater for small and midsize companies. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager Darren A. Jaroch, CFA, joined Putnam in 1999 and has been in the investment industry since 1996.

In addition to Darren, your fund is managed by Assistant Portfolio Manager Karan S. Sodhi, CFA.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT International Value Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expense per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2015, to June 30, 2015. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expense per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios
	Class IA	Class IB

Total annual operating expenses for the fiscal year
ended 12/31/14*	0.88%	1.13%

Annualized expense ratio for the six-month period
ended 6/30/15	0.88%	1.13%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

*Restated to reflect current fees.

Expense per $1,000

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/15		for the 6 months ended 6/30/15

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$4.51	$5.78	$4.41	$5.66

Ending value
(after expenses)	$1,065.30	$1,064.10	$1,020.43	$1,019.19

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended June 30, 2015. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Putnam VT International Value Fund 3

The fund’s portfolio 6/30/15 (Unaudited)

COMMON STOCKS (98.7%)*	Shares	Value

Aerospace and defense (2.0%)
Airbus Group SE (France)	19,421	$1,260,117

BAE Systems PLC (United Kingdom)	107,901	764,962

		2,025,079
Airlines (1.0%)
Japan Airlines Co., Ltd. (Japan)	30,400	1,060,653

		1,060,653
Automobiles (5.4%)
Daimler AG (Registered Shares) (Germany)	14,346	1,305,720

Nissan Motor Co., Ltd. (Japan)	180,000	1,875,230

Toyota Motor Corp. (Japan)	24,900	1,668,952

Yamaha Motor Co., Ltd. (Japan)	31,700	693,393

		5,543,295
Banks (17.0%)
Banco de Sabadell SA (Spain)	316,954	765,016

Bank of Ireland (Ireland) †	2,519,065	1,016,633

Bank of Queensland, Ltd. (Australia)	158,629	1,562,923

Barclays PLC (United Kingdom)	186,630	763,896

DNB ASA (Norway)	71,975	1,200,738

ING Groep NV GDR (Netherlands)	224,034	3,699,008

Lloyds Banking Group PLC (United Kingdom)	578,265	774,490

Metro Bank PLC (acquired 1/15/14,
cost $385,004) (Private) (United Kingdom) † ΔΔ F	18,087	428,775

Mizuho Financial Group, Inc. (Japan)	417,000	902,929

Natixis SA (France)	105,556	759,618

Permanent TSB Group Holdings PLC (Ireland) †	161,431	844,425

Skandinaviska Enskilda Banken AB (Sweden)	68,018	869,727

Sumitomo Mitsui Financial Group, Inc. (Japan)	40,300	1,797,587

United Overseas Bank, Ltd. (Singapore)	45,700	782,789

Virgin Money Holdings UK PLC (United Kingdom) †	178,216	1,233,496

		17,402,050
Beverages (1.0%)
Anheuser-Busch InBev NV (Belgium)	8,488	1,017,256

		1,017,256
Building products (0.7%)
Compagnie De Saint-Gobain (France)	14,839	666,197

		666,197
Capital markets (1.6%)
Credit Suisse Group AG (Switzerland)	28,618	786,654

UBS Group AG (Switzerland)	39,532	838,461

		1,625,115
Chemicals (1.0%)
Akzo Nobel NV (Netherlands)	14,108	1,026,586

		1,026,586
Commercial services and supplies (0.6%)
Elis SA (France) †	32,924	646,748

		646,748
Communications equipment (0.8%)
Alcatel-Lucent (France) †	226,994	827,014

		827,014
Construction and engineering (1.4%)
Vinci SA (France)	25,503	1,475,053

		1,475,053
Construction materials (0.6%)
CRH PLC (Ireland)	21,828	616,161

		616,161
Diversified financial services (1.7%)
Challenger, Ltd. (Australia)	218,882	1,134,863

Eurazeo SA (France) S	9,678	640,358

		1,775,221
Diversified telecommunication services (3.3%)
BCE, Inc. (Canada)	16,000	679,712

Com Hem Holding AB (Sweden) S	47,642	441,659

COMMON STOCKS (98.7%)* cont.	Shares	Value

Diversified telecommunication services cont.
Spark New Zealand, Ltd. (New Zealand)	386,252	$731,574

Telecom Italia SpA RSP (Italy)	783,426	799,600

Telstra Corp., Ltd. (Australia)	164,246	778,086

		3,430,631
Electric utilities (1.0%)
SSE PLC (United Kingdom)	44,542	1,074,994

		1,074,994
Food and staples retail (0.9%)
Seven & i Holdings Co., Ltd. (Japan)	16,300	700,560

WM Morrison Supermarkets PLC (United Kingdom)	74,624	211,993

		912,553
Food products (2.9%)
Barry Callebaut AG (Switzerland)	678	772,309

Kerry Group PLC Class A (Ireland)	15,157	1,123,533

Nestle SA (Switzerland)	14,441	1,042,588

		2,938,430
Gas utilities (1.2%)
Tokyo Gas Co., Ltd. (Japan)	237,000	1,258,733

		1,258,733
Household durables (1.4%)
Panasonic Corp. (Japan)	107,300	1,474,241

		1,474,241
Household products (0.5%)
Henkel AG & Co. KGaA (Preference) (Germany)	4,345	487,309

		487,309
Industrial conglomerates (1.7%)
Siemens AG (Germany)	16,920	1,704,295

		1,704,295
Insurance (8.4%)
ACE, Ltd.	9,365	952,233

Admiral Group PLC (United Kingdom)	13,357	291,092

AIA Group, Ltd. (Hong Kong)	198,800	1,301,559

Allianz SE (Germany)	4,469	696,022

AXA SA (France)	59,601	1,503,675

Intact Financial Corp. (Canada)	12,300	854,697

Prudential PLC (United Kingdom)	85,417	2,056,791

SCOR SE (France)	27,776	979,921

		8,635,990
Media (3.9%)
Atresmedia Corporacion de Medios de Comunicacion
SA (Spain)	35,659	552,586

Liberty Global PLC Ser. C (United Kingdom) †	21,000	1,063,230

Vivendi SA (France) S	30,524	769,921

WPP PLC (United Kingdom)	72,306	1,620,090

		4,005,827
Metals and mining (1.3%)
BHP Billiton, Ltd. (Australia)	31,544	658,337

Glencore PLC (United Kingdom)	167,931	673,639

Lonmin PLC (United Kingdom) †	1,812	3,186

		1,335,162
Multi-utilities (2.4%)
Centrica PLC (United Kingdom)	158,683	657,734

RWE AG (Germany)	35,484	762,902

Veolia Environnement SA (France)	48,512	989,189

		2,409,825
Oil, gas, and consumable fuels (7.8%)
BG Group PLC (United Kingdom)	28,796	479,378

EnCana Corp. (Canada)	75,700	834,579

Gaztransport Et Technigaz SA (France)	2,166	137,014

Genel Energy PLC (United Kingdom) †	62,262	495,994

Origin Energy, Ltd. (Australia)	72,723	671,630

Royal Dutch Shell PLC Class A (United Kingdom)	136,608	3,863,784

Suncor Energy, Inc. (Canada)	54,800	1,509,303

		7,991,682

4 Putnam VT International Value Fund

COMMON STOCKS (98.7%)* cont.		Shares	Value

Personal products (0.3%)
Asaleo Care, Ltd. (Australia)		212,100	$310,927

			310,927
Pharmaceuticals (9.3%)
Astellas Pharma, Inc. (Japan)		127,200	1,814,173

AstraZeneca PLC (United Kingdom)		24,111	1,522,574

Bayer AG (Germany)		9,700	1,357,703

Novartis AG (Switzerland)		10,455	1,030,460

Sanofi (France)		38,352	3,772,852

			9,497,762
Professional services (0.4%)
Recruit Holdings Co., Ltd. (Japan)		12,000	366,221

			366,221
Real estate investment trusts (REITs) (2.2%)
Hibernia REIT PLC (Ireland)		1,203,243	1,690,208

Japan Hotel REIT Investment Corp (Japan)		911	606,663

			2,296,871
Real estate management and development (2.3%)
Mitsubishi Estate Co., Ltd. (Japan)		32,000	689,366

Mitsui Fudosan Co., Ltd. (Japan)		36,000	1,008,065

Sumitomo Realty & Development Co., Ltd. (Japan)		19,000	666,556

			2,363,987
Software (0.8%)
Nintendo Co., Ltd. (Japan)		4,800	802,843

			802,843
Technology hardware, storage, and peripherals (2.2%)
Casetek Holdings, Ltd. (Taiwan)		77,000	476,657

Lenovo Group, Ltd. (China)		334,000	462,767

Samsung Electronics Co., Ltd. (South Korea)		1,176	1,336,831

			2,276,255
Tobacco (2.8%)
Japan Tobacco, Inc. (Japan)		42,000	1,496,433

Philip Morris International, Inc.		16,800	1,346,856

			2,843,289
Trading companies and distributors (2.8%)
ITOCHU Corp. (Japan)		51,900	685,724

Mitsubishi Corp. (Japan)		63,500	1,396,756

Wolseley PLC (United Kingdom)		13,110	836,941

			2,919,421
Transportation infrastructure (1.3%)
Aena SA (Spain) †		7,545	788,498

Sumitomo Warehouse Co., Ltd. (The) (Japan)		92,000	514,181

			1,302,679
Wireless telecommunication services (2.8%)
KDDI Corp. (Japan)		35,700	861,689

Vodafone Group PLC (United Kingdom)		563,322	2,034,447

			2,896,136

Total common stocks (cost $93,042,922)			$101,242,491

SHORT-TERM INVESTMENTS (2.2%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.24% [d]	Shares	1,180,502	$1,180,502

Putnam Short Term Investment Fund 0.10% L	Shares	572,989	572,989

SSgA Prime Money Market Fund Class N 0.04% P	Shares	380,000	380,000

U.S. Treasury Bills 0.02%, August 20, 2015		$120,000	119,997

Total short-term investments (cost $2,253,488)			$2,253,488

Total investments (cost $95,296,410)			$103,495,979

Key to holding’s abbreviations

GDR Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2015 through June 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $102,565,639.

† This security is non-income-producing.

ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $428,775, or 0.4% of net assets.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $287,437 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

Japan	21.9%	South Korea	1.3%

United Kingdom	20.4	Sweden	1.3

France	14.1	Hong Kong	1.3

Germany	6.2	Norway	1.2

Ireland	5.2	Belgium	1.0

Australia	5.0	Italy	0.8

Netherlands	4.6	Singapore	0.8

Switzerland	4.4	New Zealand	0.7

Canada	3.8	Taiwan	0.5

United States	2.9	China	0.5

Spain	2.1	Total	100.0%

Putnam VT International Value Fund 5

FORWARD CURRENCY CONTRACTS at 6/30/15 (aggregate face value $62,607,927) (Unaudited)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Buy	7/15/15	$1,975,971	$1,945,805	$30,166

	British Pound	Buy	9/16/15	1,173,554	1,145,229	28,325

	Euro	Buy	9/16/15	202,783	199,532	3,251

	Japanese Yen	Sell	8/19/15	302,832	308,927	6,095

Barclays Bank PLC

	Canadian Dollar	Sell	7/15/15	1,216,284	1,209,143	(7,141)

	Euro	Sell	9/16/15	1,212,905	1,197,852	(15,053)

	Hong Kong Dollar	Buy	8/19/15	2,932,886	2,933,027	(141)

	Japanese Yen	Buy	8/19/15	823,875	841,348	(17,473)

	Singapore Dollar	Buy	8/19/15	746,017	756,652	(10,635)

	Swiss Franc	Buy	9/16/15	2,320,430	2,296,982	23,448

Citibank, N.A.

	British Pound	Buy	9/16/15	2,656,315	2,578,150	78,165

	Canadian Dollar	Sell	7/15/15	1,046,417	1,032,480	(13,937)

	Danish Krone	Buy	9/16/15	695,646	699,299	(3,653)

	Euro	Sell	9/16/15	3,017,195	2,965,875	(51,320)

	Japanese Yen	Sell	8/19/15	574,302	611,346	37,044

Credit Suisse International

	Australian Dollar	Buy	7/15/15	612,938	603,009	9,929

	British Pound	Sell	9/16/15	2,595,387	2,519,285	(76,102)

	Canadian Dollar	Buy	7/15/15	51,632	50,937	695

	Euro	Sell	9/16/15	570,181	561,032	(9,149)

	Norwegian Krone	Buy	9/16/15	397,122	401,622	(4,500)

	Swedish Krona	Buy	9/16/15	537,118	528,905	8,213

	Swiss Franc	Sell	9/16/15	261,211	258,537	(2,674)

Deutsche Bank AG

	Australian Dollar	Sell	7/15/15	120,583	133,655	13,072

	British Pound	Sell	9/16/15	1,488,103	1,468,886	(19,217)

	Euro	Buy	9/16/15	4,814,901	4,736,541	78,360

Goldman Sachs International

	British Pound	Buy	9/16/15	290,365	290,718	(353)

HSBC Bank USA, National Association

	Australian Dollar	Buy	7/15/15	327,902	322,348	5,554

	British Pound	Sell	9/16/15	369,984	359,076	(10,908)

	Canadian Dollar	Sell	7/15/15	1,024,804	999,062	(25,742)

	Euro	Buy	9/16/15	1,064,026	1,046,233	17,793

JPMorgan Chase Bank N.A.

	British Pound	Buy	9/16/15	5,988,847	5,817,273	171,574

	Canadian Dollar	Buy	7/15/15	306,352	310,515	(4,163)

	Euro	Sell	9/16/15	177,002	173,136	(3,866)

	Japanese Yen	Buy	8/19/15	347,164	354,534	(7,370)

	New Zealand Dollar	Sell	7/15/15	654,267	715,205	60,938

	Norwegian Krone	Sell	9/16/15	369,519	371,342	1,823

	Singapore Dollar	Sell	8/19/15	38,729	39,272	543

	Swedish Krona	Buy	9/16/15	389,306	375,759	13,547

	Swiss Franc	Buy	9/16/15	582,280	543,569	38,711

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	7/15/15	555,730	546,684	9,046

State Street Bank and Trust Co.

	Australian Dollar	Sell	7/15/15	589,268	579,239	(10,029)

	Canadian Dollar	Sell	7/15/15	291,463	287,442	(4,021)

	Euro	Buy	9/16/15	1,391,581	1,368,690	22,891

6 Putnam VT International Value Fund

FORWARD CURRENCY CONTRACTS at 6/30/15 (aggregate face value $62,607,927) (Unaudited) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Hong Kong Dollar	Sell	8/19/15	$608,376	$608,367	$(9)

	Israeli Shekel	Buy	7/15/15	550,187	523,858	26,329

	Japanese Yen	Buy	8/19/15	867,262	885,503	(18,241)

	Swedish Krona	Buy	9/16/15	250,472	246,679	3,793

	Swiss Franc	Sell	9/16/15	2,298,975	2,275,686	(23,289)

UBS AG

	British Pound	Buy	9/16/15	704,635	683,823	20,812

	Canadian Dollar	Sell	7/15/15	685,631	691,055	5,424

	Euro	Sell	9/16/15	4,433,329	4,425,254	(8,075)

	Swiss Franc	Buy	9/16/15	1,131,304	1,145,654	(14,350)

WestPac Banking Corp.

	British Pound	Sell	9/16/15	2,592,560	2,516,896	(75,664)

	Euro	Sell	9/16/15	2,155,617	2,120,999	(34,618)

Total						$243,848

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$11,023,363	$—	$—

Consumer staples	8,509,764	—	—

Energy	7,991,682	—	—

Financials	33,670,459	—	428,775

Health care	9,497,762	—	—

Industrials	12,166,346	—	—

Information technology	3,906,112	—	—

Materials	2,977,909	—	—

Telecommunication services	6,326,767	—	—

Utilities	4,743,552	—	—

Total common stocks	100,813,716	—	428,775

Short-term investments	$952,989	$1,300,499	$—

Totals by level	$101,766,705	$1,300,499	$428,775

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$243,848	$—

Totals by level	$—	$243,848	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.
Putnam VT International Value Fund 7

Statement of assets and liabilities
6/30/15 (Unaudited)

Assets

Investment in securities, at value, including $1,114,952 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $93,542,919)	$101,742,488

Affiliated issuers (identified cost $1,753,491) (Notes 1 and 5)	1,753,491

Cash	1

Foreign currency (cost $48,916) (Note 1)	48,924

Dividends, interest and other receivables	396,708

Receivable for shares of the fund sold	28,823

Receivable for investments sold	618,493

Unrealized appreciation on forward currency contracts (Note 1)	715,541

Prepaid assets	5,419

Total assets	105,309,888

Liabilities

Payable for investments purchased	191,968

Payable for shares of the fund repurchased	299,137

Payable for compensation of Manager (Note 2)	59,542

Payable for custodian fees (Note 2)	7,508

Payable for investor servicing fees (Note 2)	9,373

Payable for Trustee compensation and expenses (Note 2)	83,019

Payable for administrative services (Note 2)	331

Payable for distribution fees (Note 2)	9,520

Unrealized depreciation on forward currency contracts (Note 1)	471,693

Collateral on securities loaned, at value (Note 1)	1,180,502

Collateral on certain derivative contracts, at value (Note 1)	380,000

Other accrued expenses	51,656

Total liabilities	2,744,249

Net assets	$102,565,639

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$189,668,802

Undistributed net investment income (Note 1)	1,394,416

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(96,929,222)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	8,431,643

Total — Representing net assets applicable to capital shares outstanding	$102,565,639

Computation of net asset value Class IA

Net assets	$57,603,644

Number of shares outstanding	5,494,868

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$10.48

Computation of net asset value Class IB

Net assets	$44,961,995

Number of shares outstanding	4,331,099

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$10.38

The accompanying notes are an integral part of these financial statements.

8 Putnam VT International Value Fund

Statement of operations
Six months ended 6/30/15 (Unaudited)

Investment income

Dividends (net of foreign tax of $191,403)	$1,816,201

Interest (including interest income of $1,105 from investments in affiliated issuers) (Note 5)	$1,163

Securities lending (Note 1)	50,815

Total investment income	1,868,179

Expenses

Compensation of Manager (Note 2)	362,120

Investor servicing fees (Note 2)	37,209

Custodian fees (Note 2)	10,410

Trustee compensation and expenses (Note 2)	3,057

Distribution fees (Note 2)	58,075

Administrative services (Note 2)	1,072

Other	49,376

Total expenses	521,319
Expense reduction (Note 2)	(2,454)

Net expenses	518,865

Net investment income	1,349,314
Net realized gain on investments (Notes 1 and 3)	1,683,676

Net realized loss on foreign currency transactions (Note 1)	(329,597)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	533,827

Net unrealized appreciation of investments during the period	3,544,644

Net gain on investments	5,432,550

Net increase in net assets resulting from operations	$6,781,864

Statement of changes in net assets

	Six months ended	Year ended
	6/30/15*	12/31/14

Decrease in net assets

Operations:

Net investment income	$1,349,314	$2,129,055

Net realized gain on investments and foreign currency transactions	1,354,079	10,286,760

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	4,078,471	(23,381,176)

Net increase (decrease) in net assets resulting from operations	6,781,864	(10,965,361)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(906,115)	(1,069,066)

Class IB	(589,748)	(720,721)

Decrease from capital share transactions (Note 4)	(6,998,698)	(15,601,333)

Total decrease in net assets	$(1,712,697)	$(28,356,481)

Net assets:

Beginning of period	104,278,336	132,634,817

End of period (including undistributed net investment income of $1,394,416 and $1,540,965, respectively)	$102,565,639	$104,278,336

* Unaudited.

The accompanying notes are an integral part of these financial statements.
Putnam VT International Value Fund 9

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/15†	$9.99	.14	.51	.65	(.16)	(.16)	$10.48	6.53*	$57,604	.44*	1.32*	19 *

12/31/14	11.18	.20	(1.22)	(1.02)	(.17)	(.17)	9.99	(9.29)	58,217.91		1.88	41

12/31/13	9.39	.20	1.87	2.07	(.28)	(.28)	11.18	22.63	74,948.93		2.04	50

12/31/12	7.96	.21	1.50	1.71	(.28)	(.28)	9.39	21.80	73,265.94		2.50	36

12/31/11	9.45	.21	(1.44)	(1.23)	(.26)	(.26)	7.96	(13.52)	72,563.93		2.33	57

12/31/10	9.10	.16	.50	.66	(.31)	(.31)	9.45	7.42	112,372.91		1.87	52

Class IB

6/30/15†	$9.88	.12	.51	.63	(.13)	(.13)	$10.38	6.41*	$44,962	.56*	1.20 *	19 *

12/31/14	11.06	.17	(1.21)	(1.04)	(.14)	(.14)	9.88	(9.49)	46,061	1.16	1.63	41

12/31/13	9.30	.16	1.85	2.01	(.25)	(.25)	11.06	22.21	57,687	1.18	1.60	50

12/31/12	7.87	.19	1.50	1.69	(.26)	(.26)	9.30	21.70	37,078	1.19	2.26	36

12/31/11	9.35	.18	(1.43)	(1.25)	(.23)	(.23)	7.87	(13.78)	37,682	1.18	2.04	57

12/31/10	9.01	.14	.49	.63	(.29)	(.29)	9.35	7.12	52,719	1.16	1.62	52

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT International Value Fund

Notes to financial statements 6/30/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2015 through June 30, 2015.

Putnam VT International Value Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital growth. Current income is a secondary objective. The fund invests mainly in common stocks of large and midsize companies outside the United States, with a focus on value stocks. Value stocks are those that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency

Putnam VT International Value Fund 11

transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $227,097 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,180,502 and the value of securities loaned amounted to $1,114,952.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2014, the fund had a capital loss carryover of $98,196,852 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$49,839,291	N/A	$49,839,291	12/31/16

48,357,561	N/A	48,357,561	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $95,382,859, resulting in gross unrealized appreciation and depreciation of $14,864,542 and $6,751,422, respectively, or net unrealized appreciation of $8,113,120.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are

12 Putnam VT International Value Fund

determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 33.7% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,
0.800%	of the next $5 billion,
0.750%	of the next $10 billion,
0.700%	of the next $10 billion,
0.650%	of the next $50 billion,
0.630%	of the next $50 billion,
0.620%	of the next $100 billion and
0.615%	of any excess thereafter.

Putnam Management has contractually agreed, through April 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% (0.10% prior to January 1, 2015) of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$20,790
Class IB	16,419

Total	$37,209

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements and were reduced by $2,454 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $61, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$58,075

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$19,660,583	$23,623,223

U.S. government securities (Long-term)	—	—

Total	$19,660,583	$23,623,223

Putnam VT International Value Fund 13

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/15		Year ended 12/31/14		Six months ended 6/30/15		Year ended 12/31/14

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	51,673	$538,673	109,190	$1,180,123	59,228	$595,727	370,017	$3,868,064

Shares issued in connection with
reinvestment of distributions	87,043	906,115	97,990	1,069,066	57,201	589,748	66,672	720,721

	138,716	1,444,788	207,180	2,249,189	116,429	1,185,475	436,689	4,588,785

Shares repurchased	(473,039)	(4,966,980)	(1,082,398)	(11,773,311)	(449,102)	(4,661,981)	(987,985)	(10,665,996)

Net decrease	(334,323)	$(3,522,192)	(875,218)	$(9,524,122)	(332,673)	$(3,476,506)	(551,296)	$(6,077,211)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund*	$3,222,827	$11,000,001	$13,649,839	$1,105	$572,989

Total	$3,222,827	$11,000,001	$13,649,839	$1,105	$572,989

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$71,300,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange contracts	Receivables	$715,541	Payables	$471,693

Total		$715,541		$471,693

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Forward currency contracts	Total

Foreign exchange contracts	$(331,451)	$(331,451)

Total	$(331,451)	$(331,451)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Forward currency contracts	Total

Foreign exchange contracts	$536,565	$536,565

Total	$536,565	$536,565

14 Putnam VT International Value Fund

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Putnam VT International Value Fund 15

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N. A.	Barclays Bank PLC	Citibank, N. A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$67,837	$23,448	$115,209	$18,837	$91,432	$—	$23,347	$287,136	$9,046	$53,013	$26,236	$—	$715,541

Total Assets	$67,837	$23,448	$115,209	$18,837	$91,432	$—	$23,347	$287,136	$9,046	$53,013	$26,236	$—	$715,541

Liabilities:

Forward currency contracts#	—	50,443	68,910	92,425	19,217	353	36,650	15,399	—	55,589	22,425	110,282	471,693

Total Liabilities	$—	$50,443	$68,910	$92,425	$19,217	$353	$36,650	$15,399	$—	$55,589	$22,425	$110,282	$471,693

Total Financial and Derivative
Net Assets	$67,837	$(26,995)	$46,299	$(73,588)	$72,215	$(353)	$(13,303)	$271,737	$9,046	$(2,576)	$3,811	$(110,282)	$243,848

Total collateral received (pledged)† ##	$10,000	$—	$—	$—	$72,215	$—	$—	$—	$—	$—	$—	$—

Net amount	$57,837	$(26,995)	$46,299	$(73,588)	$—	$(353)	$(13,303)	$271,737	$9,046	$(2,576)	$3,811	$(110,282)

† Additional collateral may be required from certain brokers based on individual agreements.
# Covered by master netting agreement (Note 1).
## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

16 Putnam VT International Value Fund	Putnam VT International Value Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2015. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.) The Independent Trustees’ approval was based on the following conclusions: • That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and • That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses

18 Putnam VT International Value Fund

exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper VP (Underlying Funds) — International Large-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

2nd	1st	1st

Putnam VT International Value Fund 19

Over the one-year, three-year and five-year periods ended December 31, 2014, there were 30, 30 and 30 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

20 Putnam VT International Value Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		Katinka Domotorffy
57–59 St James’s Street	Custodian	John A. Hill
London, England SW1A 1LD	State Street Bank and Trust Company	Paul L. Joskow
Kenneth R. Leibler
Investment Sub-Advisor	Legal Counsel	Robert E. Patterson
The Putnam Advisory Company, LLC	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109		W. Thomas Stephens

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT International Value Fund 21

This report has been prepared for the shareholders	H515
of Putnam VT International Value Fund.	VTSA024 295630 8/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 28, 2015